UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04494

The Gabelli Asset Fund
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Asset Fund
Annual Report — December 31, 2020

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per class AAA Share of The Gabelli Asset Fund was 11.2% compared with a total return of 18.4% for the Standard & Poor’s (S&P) 500 Index.Other classes of shares are available.See page 3 for the performance information for all classes.

Enclosed are the financial statements,including the schedule of investments,as of December 31, 2020.

Performance Discussion (Unaudited)

The Fund primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

The Fund’s investment strategy is to primarily invest in common and preferred stocks. The Fund focuses on companies which appear underpriced relative to their private market value (PMV). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments.

The first quarter of 2020 was one of the worst in stock market history, with the novel coronavirus that causes COVID-19 spreading rapidly around the globe, and societies everywhere responding with various forms of “social distancing,” culminating with most of the global economy effectively being shut down. Energy markets plummeted, with a dispute between Saudi Arabia and Russia which led to oil output being increased amid the sharp drop in demand. The Federal Reserve slashed interest rates to near zero, and bought securities in a number of asset classes – treasuries, mortgaged backed securities, asset backed securities, corporate credit, and loans backed by the Small Business Administration – in order to stabilize markets and the economy.

Through June 30, the S&P 500 was off a mere 3%, having rallied almost 40% from its March low. Growth stocks continued their winning streak, powered by Facebook, Amazon, Netflix, Google/Alphabet, Microsoft, and Apple. At mid-year, these six stocks had an aggregate market capitalization of $6.3 trillion, comprising 23% of the S&P 500 and contributing 5.4 points of positive year-to-date return. A preview of what recovery may ultimately bring for stocks occurred briefly in late May/early June when smaller capitalization and value stocks snatched market leadership before reversing.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Stocks continued to rise during the third quarter of 2020, with the S&P 500 up 8.9%, as gains in July and August were partially offset by a decline in September. The main issues still facing the markets remained largely around the COVID-19 pandemic: how long will it persist? Will “second wave” cases spike significantly higher, leading to a return to more dramatic economic shutdowns? When will therapeutics and vaccines be ready for development and distribution?

It took COVID-19 to end the United States’ longest bull market at 131 months, only to give way to its shortest bear market at just over one month. After declining 34% peak-to-trough February to March, the S&P 500 Index ended up 18% for the year, up 65% off its March low. Unfortunately, even in the face of rising asset prices and an overall increased savings rate, an extended economic shutdown has strained the balance sheets of small business owners and impaired the skills of many employees.

The top contributors to the Fund’s performance in 2020 included Sony Corp. (3.0% of net assets as of December 31, 2020), a worldwide designer, producer, and seller of electronic equipment, instruments, and devices that saw benefits from the increased stay at home demand with growth in cloud gaming and strong sales of the PlayStation 5 gaming console; and Swedish Match AB (2.5%), an international manufacturer of tobacco products that saw increased sales in the nicotine pouch category and benefited from the stay at home demand.

Some of our weaker performing stocks during the year were: Wells Fargo & Co. (0.2%), a diversified financial services company that faced headwinds from the pandemic as millions of people were forced out of work and had difficulty making their mortgage, car, or credit card payments. Rolls Royce Holdings plc (less than 0.1%), a global industrial technology company that operates in four segments: civil aerospace, power systems, defense, and engine testing and design, suffered the effects of the pandemic as planes were grounded and travel came to an abrupt halt. Post-Brexit uncertainty and long running problems with engine blades have also been difficult for the company to overcome.

Thank you for your investment in The Gabelli Asset Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(3/3/86)
Class AAA (GABAX)	11.23%	11.01%	9.79%	8.71%	11.63%
S&P 500 Index	18.40	15.22	13.88	9.88	10.86 (d)
Class A (GATAX)	11.23	11.01	9.79	8.71	11.63
With sales charge (b)	4.84	9.70	9.14	8.28	11.43
Class C (GATCX)	10.41	10.18	8.97	7.90	11.23
With contingent deferred sales charge (c)	9.41	10.18	8.97	7.90	11.23
Class I (GABIX)	11.50	11.29	10.06	8.94	11.74

In the current prospectuses dated April 29, 2020, the expense ratios for Class AAA, A, C, and I are 1.36%, 1.36%, 2.11%, and 1.11%, respectively. See page 14 for the expense ratios for the year ended December 31, 2020. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	S&P 500 Index since inception performance results are as of February 28, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/20	12/31/20	Ratio	Period*
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,258.40	1.34%	$ 7.61
Class A	$1,000.00	$1,258.50	1.34%	$ 7.61
Class C	$1,000.00	$1,254.20	2.09%	$ 11.84
Class I	$1,000.00	$1,260.20	1.09%	$ 6.19
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.40	1.34%	$ 6.80
Class A	$1,000.00	$1,018.40	1.34%	$ 6.80
Class C	$1,000.00	$1,014.63	2.09%	$ 10.58
Class I	$1,000.00	$1,019.66	1.09%	$ 5.53

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli Asset Fund

Food and Beverage	14.4%
Equipment and Supplies	9.7%
Financial Services	9.4%
Entertainment	5.8%
Health Care	5.6%
Machinery	5.6%
Consumer Products	5.6%
Diversified Industrial	4.9%
Electronics	4.7%
Business Services	3.5%
Cable and Satellite	3.4%
Metals and Mining	3.1%
Automotive: Parts and Accessories	2.5%
Environmental Services	2.2%
Broadcasting	2.2%
Retail	1.8%
Publishing	1.6%
Consumer Services	1.5%
Aerospace	1.4%
Telecommunications	1.4%
Specialty Chemicals	1.4%
Computer Software and Services	1.3%
Hotels and Gaming	1.2%
Energy and Utilities	1.1%
Building and Construction	1.1%
Transportation	1.0%
Automotive	1.0%
Real Estate	0.9%
Aviation: Parts and Services	0.7%
Agriculture	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Wireless Communications	0.2%
Computer Hardware	0.2%
Communications Equipment	0.2%
Closed-End Funds	0.1%
Airlines	0.0%*
Other Assets and Liabilities (Net)	(1.4)%
100.0%

*    Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS — 101.2%
	Aerospace — 1.4%
423,950	Aerojet Rocketdyne Holdings Inc.†	$1,258,498	$22,405,757
9,000	HEICO Corp.	736,228	1,191,600
10,000	L3Harris Technologies Inc.	1,124,059	1,890,200
4,850	Lockheed Martin Corp.	143,318	1,721,653
5,800	Northrop Grumman Corp.	259,296	1,767,376
406,800	Rolls-Royce Holdings plc†	714,756	618,883
1,550	The Boeing Co.	479,289	331,793
		4,715,444	29,927,262

	Agriculture — 0.4%
160,900	Archer-Daniels-Midland Co.	1,734,343	8,110,969
23,400	The Mosaic Co.	410,607	538,434
		2,144,950	8,649,403

	Airlines — 0.0%
100,000	American Airlines Group Inc.,
	Escrow†	77	3,000

	Automotive — 1.0%
5,000	Ferrari NV	189,262	1,147,600
25,000	General Motors Co.	970,646	1,041,000
210,500	Navistar International Corp.†	2,592,194	9,253,580
88,000	PACCAR Inc.	448,952	7,592,640
8,000	Traton SE	210,230	220,923
2,900	Volkswagen AG	115,571	602,628
		4,526,855	19,858,371

	Automotive: Parts and Accessories — 2.5%
20,000	American Axle & Manufacturing
	Holdings Inc.†	166,860	166,800
7,000	Aptiv plc	410,122	912,030
97,550	BorgWarner Inc.	404,016	3,769,332
351,000	Dana Inc.	3,026,827	6,851,520
78,800	Freni Brembo SpA†	150,648	1,039,673
77,000	Garrett Motion Inc.†	353,358	341,110
268,650	Genuine Parts Co.	6,256,469	26,980,519
42,000	Modine Manufacturing Co.†	337,385	527,520
18,900	O’Reilly Automotive Inc.†	468,357	8,553,573
28,000	Standard Motor Products Inc.	228,943	1,132,880
121,300	Tenneco Inc., Cl. A†	1,249,684	1,285,780
		13,052,669	51,560,737

	Aviation: Parts and Services — 0.7%
33,000	Curtiss-Wright Corp.	101,063	3,839,550
82,100	Kaman Corp.	1,078,296	4,690,373
1,077,900	Signature Aviation plc†	2,902,063	5,704,489
		4,081,422	14,234,412

	Broadcasting — 2.2%
17,400	Cogeco Inc.	330,961	1,120,632
37,400	Corus Entertainment Inc., Cl. B	59,794	125,103
29,750	Liberty Broadband Corp., Cl. A†	25,596	4,688,005
			Market
Shares		Cost	Value
108,663	Liberty Broadband Corp., Cl. C†	$627,165	$17,208,959
32,350	Liberty Media Corp.- Liberty Formula One, Cl. A†	15,277	1,228,977
51,100	Liberty Media Corp.- Liberty Formula One, Cl. C†	24,223	2,176,860
50,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	20,644	2,159,500
273,147	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	3,206,512	11,884,626
264,650	MSG Networks Inc., Cl. A†	91,937	3,900,941
18,000	Nexstar Media Group Inc., Cl. A.	1,542,520	1,965,420
16,000	TBS Holdings Inc.	211,657	280,781
2,800	Television Broadcasts Ltd.	10,764	2,886
		6,167,050	46,742,690
	Building and Construction — 1.1%
62,950	Arcosa Inc.	197,507	3,457,844
35,800	Assa Abloy AB, Cl. B	609,891	881,120
108,400	Fortune Brands Home & Security Inc.	1,396,575	9,292,048
97,000	Herc Holdings Inc.†	3,010,634	6,441,770
79,000	Johnson Controls International plc	1,519,262	3,680,610
		6,733,869	23,753,392
	Business Services — 3.5%
170,000	Clear Channel Outdoor Holdings Inc.†	260,220	280,500
14,000	Diebold Nixdorf Inc.†	109,619	149,240
20,800	Ecolab Inc.	163,987	4,500,288
46,900	Fly Leasing Ltd., ADR†	563,721	461,965
35,000	KAR Auction Services Inc.	516,294	651,350
21,700	Live Nation Entertainment Inc.†	187,716	1,594,516
254,000	Macquarie Infrastructure Corp.	7,464,804	9,537,700
105,200	Mastercard Inc., Cl. A	410,280	37,550,088
25,000	The Brink’s Co.	562,210	1,800,000
147,500	The Interpublic Group of Companies Inc.	859,646	3,469,200
7,300	United Rentals Inc.†	861,310	1,692,943
20,700	Vectrus Inc.†	99,491	1,029,204
47,300	Visa Inc., Cl. A	553,053	10,345,929
		12,612,351	73,062,923
	Cable and Satellite — 3.4%
55,000	Altice USA Inc., Cl. A†	1,387,450	2,082,850
98,400	AMC Networks Inc., Cl. A†	0	3,519,768
2,150	Charter Communications Inc., Cl. A†	118,032	1,422,333
438,950	Comcast Corp., Cl. A	5,501,439	23,000,980
283,749	DISH Network Corp., Cl. A†	5,612,597	9,176,443
65,600	EchoStar Corp., Cl. A†	1,414,060	1,390,064
130,000	Liberty Global plc, Cl. A†	425,609	3,148,600
166,400	Liberty Global plc, Cl. C†	548,521	3,935,360

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
857	Liberty Latin America Ltd., Cl. A†	$1,714	$9,538
90,650	Liberty Latin America Ltd., Cl. C†	1,074,745	1,005,309
9,700	Naspers Ltd., Cl. N.	381,171	1,993,038
7,750	Prosus NV	650,254	836,574
341,700	Rogers Communications Inc., Cl. B	1,503,696	15,919,803
203,150	Shaw Communications Inc., Cl. B	322,085	3,567,314
		18,941,373	71,007,974

	Communications Equipment — 0.2%
85,950	Corning Inc.	223,249	3,094,200
1,950	QUALCOMM Inc.	258,593	297,063
		481,842	3,391,263

	Computer Hardware — 0.2%
23,050	Apple Inc.	551,539	3,058,505
6,800	Dell Technologies Inc., Cl. C†	350,183	498,372
5,700	Intel Corp.	328,797	283,974
4,725	International Business Machines Corp.	622,395	594,783
4,870	Western Digital Corp.	210,872	269,749
		2,063,786	4,705,383
	Computer Software and Services — 1.3%
1,200	Activision Blizzard Inc.	78,577	111,420
625	Alphabet Inc., Cl. A†	886,424	1,095,400
8,000	Alphabet Inc., Cl. C†	6,161,993	14,015,040
1,800	Alteryx Inc., Cl. A†	213,399	219,222
750	Baidu Inc., ADR†	96,032	162,180
8,900	Cisco Systems Inc.	420,776	398,275
20,000	Fidelity National Information
	Services Inc.	289,664	2,829,200
37,500	Hewlett Packard Enterprise Co.	251,142	444,375
10,225	Match Group Inc.†	25,961	1,545,918
6,200	Microsoft Corp.	340,229	1,379,004
4,000	NortonLifeLock Inc.	75,952	83,120
2,350	Oracle Corp.	145,098	152,021
19,350	Rockwell Automation Inc.	418,529	4,853,173
1,025	salesforce.com Inc.†	227,068	228,093
900	VMware Inc., Cl. A†	127,858	126,234
		9,758,702	27,642,675

	Consumer Products — 5.6%
27,000	Brunswick Corp.	654,804	2,058,480
11,000	Christian Dior SE	307,335	6,108,983
40,000	Church & Dwight Co. Inc.	61,443	3,489,200
365,100	Edgewell Personal Care Co.	7,702,433	12,625,158
261,050	Energizer Holdings Inc.	4,187,325	11,011,089
9,700	Essity AB, Cl. A.	129,468	318,908
43,300	Essity AB, Cl. B.	507,986	1,392,004
3,200	Givaudan SA	1,100,210	13,482,435
28,000	Harley-Davidson Inc.	70,525	1,027,600

			Market
Shares		Cost	Value
1,950	Hermes International	$676,664	$2,095,399
3,500	National Presto Industries Inc.	97,930	309,505
33,925	Reckitt Benckiser Group plc	1,033,310	3,034,993
92,000	Sally Beauty Holdings Inc.†	708,497	1,199,680
9,650	Svenska Cellulosa AB SCA, Cl. A†	34,212	173,352
38,150	Svenska Cellulosa AB SCA, Cl. B†	106,923	664,458
678,900	Swedish Match AB.	6,976,396	52,628,035
2,100	Sysco Corp.	153,922	155,946
3,700	The Estee Lauder Companies Inc., Cl. A	160,216	984,903
18,000	The Procter & Gamble Co.	487,727	2,504,520
32,150	Wolverine World Wide Inc.	149,515	1,004,687
		25,306,841	116,269,335

	Consumer Services — 1.4%
3,750	Allegion plc	37,744	436,425
1,650	FedEx Corp.	254,955	428,373
50,050	IAC/InterActiveCorp.†	1,742,050	9,476,968
455,000	Qurate Retail Inc., Cl. A	2,304,596	4,991,350
252,000	Rollins Inc.	227,159	9,845,640
60,000	Terminix Global Holdings Inc.†	2,283,808	3,060,600
		6,850,312	28,239,356

	Diversified Industrial — 4.9%
8,700	ABB Ltd., ADR	193,128	243,252
450	Acuity Brands Inc.	5,311	54,491
1,950	Agilent Technologies Inc.	163,771	231,056
40,000	Colfax Corp.†	1,123,134	1,529,600
215,300	Crane Co.	2,695,617	16,720,198
95,000	Eaton Corp. plc.	3,535,756	11,413,300
7,500	EnPro Industries Inc.	375,098	566,400
13,000	General Electric Co.	151,128	140,400
129,450	Greif Inc., Cl. A	2,816,408	6,068,616
81,600	Honeywell International Inc.	1,958,357	17,356,320
19,706	Ingersoll Rand Inc.†	71,556	897,805
187,600	ITT Inc.	1,193,285	14,448,952
15,200	Jardine Matheson Holdings Ltd.	737,146	851,200
114,800	Jardine Strategic Holdings Ltd.	2,634,554	2,856,224
243,150	Myers Industries Inc.	1,503,921	5,052,657
22,000	nVent Electric plc	235,075	512,380
28,000	Pentair plc.	655,751	1,486,520
9,350	Sulzer AG	857,816	983,266
166,250	Textron Inc.	1,730,068	8,034,863
273,450	Toray Industries Inc.	1,915,543	1,617,845
22,800	Trane Technologies plc	251,929	3,309,648
222,500	Trinity Industries Inc.	821,506	5,871,775
3,850	Waters Corp.†	287,965	952,567
2,600	Westinghouse Air Brake
	Technologies Corp.	196,835	190,320
		26,110,658	101,389,655

	Electronics — 4.7%
900	Analog Devices Inc.	122,491	132,957

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
11,600	Kyocera Corp., ADR	$357,941	$715,140
1,450	Mettler-Toledo International Inc.†	204,631	1,652,536
348,650	Resideo Technologies Inc.†	3,237,484	7,412,299
2,205	Samsung Electronics Co. Ltd., GDR	407,966	4,024,125
620,150	Sony Corp., ADR	11,763,904	62,697,165
33,700	TE Connectivity Ltd.	830,746	4,080,059
89,700	Texas Instruments Inc.	2,037,815	14,722,461
6,000	Thermo Fisher Scientific Inc.	732,145	2,794,680
		19,695,123	98,231,422
	Energy and Utilities — 1.1%
49,000	BP plc, ADR	805,861	1,005,480
74,950	Chevron Corp.	2,346,962	6,329,527
4,500	ConocoPhillips	81,016	179,955
85,000	Devon Energy Corp.	988,539	1,343,850
27,000	Enbridge Inc.	621,220	863,730
79,200	EOG Resources Inc.	181,358	3,949,704
10,000	Exxon Mobil Corp.	143,188	412,200
33,250	Halliburton Co.	698,427	628,425
59,000	Kinder Morgan Inc.	1,084,316	806,530
2,400	Marathon Petroleum Corp.	110,443	99,264
70,000	National Fuel Gas Co.	3,236,356	2,879,100
98,400	PG&E Corp.†	911,376	1,226,064
33,050	Southwest Gas Holdings Inc.	570,570	2,007,787
94,100	The AES Corp.	260,657	2,211,350
52	Weatherford International plc†	39,077	312
		12,079,366	23,943,278
	Entertainment — 5.8%
170,750	Discovery Inc., Cl. A†	837,544	5,137,867
524,400	Discovery Inc., Cl. C†	2,438,265	13,734,036
200,000	Fox Corp., Cl. A.	8,297,176	5,824,000
620,400	Grupo Televisa SAB, ADR†	4,685,683	5,112,096
47,200	Liberty Media Corp.- Liberty Braves, Cl. A†	790,826	1,173,864
141,071	Liberty Media Corp.- Liberty Braves, Cl. C†	2,137,638	3,509,846
126,533	Madison Square Garden Entertainment Corp.†	357,224	13,291,026
122,533	Madison Square Garden Sports Corp.†	362,891	22,558,325
156,050	The Walt Disney Co.†	1,290,035	28,273,139
455,650	ViacomCBS Inc., Cl. A	9,575,378	17,232,683
125,000	ViacomCBS Inc., Cl. B	5,056,692	4,657,500
		35,829,352	120,504,382
	Environmental Services — 2.2%
334,850	Republic Services Inc.	2,475,259	32,246,055
20,000	Stericycle Inc.†	1,268,535	1,386,600
75,000	Waste Connections Inc.	2,531,362	7,692,750
			Market
Shares		Cost	Value
47,400	Waste Management Inc.	$677,748	$5,589,882
		6,952,904	46,915,287
	Equipment and Supplies — 9.7%
567,550	AMETEK Inc.	862,113	68,639,497
11,600	Amphenol Corp., Cl. A	22,383	1,516,932
10,350	AZZ Inc.	380,219	491,004
45,000	CIRCOR International Inc.†	346,708	1,729,800
101,950	Crown Holdings Inc.†	459,621	10,215,390
145,050	CTS Corp.	767,675	4,979,567
5,335	Danaher Corp.	164,073	1,185,117
413,600	Donaldson Co. Inc.	607,082	23,111,968
398,850	Flowserve Corp.	1,937,606	14,697,623
110,000	Graco Inc.	1,730,658	7,958,500
9,000	Hubbell Inc.	1,178,470	1,411,110
125,200	IDEX Corp.	458,757	24,939,840
41,650	Interpump Group SpA	163,688	2,052,569
10,200	Lawson Products Inc.†	142,594	519,282
120,000	Mueller Industries Inc.	3,169,561	4,213,200
146,400	Sealed Air Corp.	3,048,096	6,703,656
21,700	The Manitowoc Co. Inc.†	46,763	288,827
47,650	The Timken Co.	1,768,451	3,686,204
17,650	The Toro Co.	304,095	1,673,926
72,550	The Weir Group plc†	305,283	1,973,825
22,250	Valmont Industries Inc.	178,366	3,892,193
142,700	Watts Water Technologies Inc., Cl. A	1,443,606	17,366,590
		19,485,868	203,246,620
	Financial Services — 9.4%
9,500	Alleghany Corp.	1,445,585	5,735,055
46,650	AllianceBernstein Holding LP	68,182	1,575,371
199,900	American Express Co.	3,225,713	24,169,909
2,600	Ameriprise Financial Inc.	82,093	505,258
20,000	Argo Group International Holdings Ltd.	394,314	874,000
21,400	Bank of America Corp.	123,531	648,634
109	Berkshire Hathaway Inc., Cl. A†	329,752	37,911,835
23,300	Citigroup Inc.	664,690	1,436,678
53,350	GAM Holding AG†	226,289	130,407
43,000	Interactive Brokers Group Inc., Cl. A	696,994	2,619,560
33,700	Jefferies Financial Group Inc.	310,618	829,020
98,450	JPMorgan Chase & Co.	3,419,189	12,510,042
60,413	Kinnevik AB, Cl. A.	1,035,626	3,113,315
50,000	Kinnevik AB, Cl. B.	922,895	2,525,038
143,350	KKR & Co. Inc.	1,781,935	5,804,241
1,500	LendingTree Inc.†	11,892	410,685
35,000	Loews Corp.	1,349,810	1,575,700
21,950	M&T Bank Corp.	1,235,858	2,794,235
42,250	Marsh & McLennan Companies Inc.	1,105,956	4,943,250
63,800	PayPal Holdings Inc.†	2,014,107	14,941,960

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
14,000	Popular Inc.	$210,204	$788,480
22,250	PROG Holdings Inc.	21,590	1,198,607
140,800	State Street Corp.	3,977,069	10,247,424
18,750	T. Rowe Price Group Inc.	267,800	2,838,563
414,200	The Bank of New York Mellon Corp.	10,805,172	17,578,648
85,950	The Blackstone Group Inc., Cl. A	1,537,752	5,570,419
30,145	The Goldman Sachs Group Inc.	5,255,519	7,949,538
20,000	The Hartford Financial Services Group Inc.	613,540	979,600
112,100	The PNC Financial Services Group Inc.	6,278,289	16,702,900
9,150	Value Line Inc.	124,632	301,675
72,700	Waddell & Reed Financial Inc., Cl. A	1,364,563	1,851,669
163,300	Wells Fargo & Co.	4,497,791	4,928,394
		55,398,950	195,990,110

	Food and Beverage — 14.4%
763,000	Brown-Forman Corp., Cl. A.	3,378,434	56,057,610
85,450	Brown-Forman Corp., Cl. B.	335,153	6,787,294
22,000	Campbell Soup Co.	581,589	1,063,700
792,300	China Mengniu Dairy Co. Ltd.	1,177,276	4,782,958
33,300	Chr. Hansen Holding A/S†	1,399,316	3,423,794
24,200	Coca-Cola European Partners plc	473,461	1,205,886
15,950	Coca-Cola HBC AG.	223,137	518,462
423,000	Conagra Brands Inc.	10,868,129	15,337,980
24,250	Constellation Brands Inc., Cl. A	532,359	5,311,963
35,000	Crimson Wine Group Ltd.†	268,247	187,250
152,300	Danone SA	6,481,728	10,002,440
140,000	Davide Campari-Milano NV	282,058	1,597,430
204,950	Diageo plc, ADR	7,101,548	32,548,109
52,100	Farmer Brothers Co.†	343,610	243,307
271,500	Flowers Foods Inc.	476,708	6,144,045
31,000	Fomento Economico Mexicano SAB de CV, ADR	1,031,112	2,348,870
88,450	General Mills Inc.	1,328,302	5,200,860
1,667,600	Grupo Bimbo SAB de CV, Cl. A.	673,909	3,616,017
10,000	Heineken Holding NV	407,450	941,281
77,300	Heineken NV	3,427,655	8,614,228
19,350	Heineken NV, ADR	465,264	1,080,504
135,050	ITO EN Ltd.	2,855,834	8,540,763
11,000	John Bean Technologies Corp.	172,494	1,252,570
25,500	Kellogg Co.	666,087	1,586,865
61,900	Kerry Group plc, Cl. A	727,342	8,953,424
224,850	Kikkoman Corp.	2,417,291	15,613,525
7,000	Lamb Weston Holdings Inc.	414,219	551,180
18,800	LVMH Moet Hennessy Louis Vuitton SE	663,414	11,733,851
60,000	Maple Leaf Foods Inc.	1,064,352	1,330,191
18,500	MEIJI Holdings Co. Ltd.	387,565	1,300,760

			Market
Shares		Cost	Value
170,000	Mondelēz International Inc., Cl. A	$3,103,698	$9,939,900
44,000	Morinaga Milk Industry Co. Ltd.	794,833	2,164,738
5,000	National Beverage Corp.	243,763	424,500
42,000	Nestlé SA.	2,382,239	4,946,256
106,250	Nissin Foods Holdings Co. Ltd.	3,543,963	9,096,412
59,250	PepsiCo Inc.	1,937,744	8,786,775
52,900	Pernod Ricard SA.	4,411,563	10,133,245
74,300	Post Holdings Inc.†	817,614	7,505,043
82,000	Remy Cointreau SA	4,804,411	15,256,698
16,450	Suntory Beverage & Food Ltd.	524,300	581,497
31,900	The Coca-Cola Co.	976,283	1,749,396
5,150	The Hain Celestial Group Inc.†	34,690	206,773
20,600	The J.M. Smucker Co.	690,558	2,381,360
20,000	The Kraft Heinz Co.	837,818	693,200
229,800	Tingyi (Cayman Islands) Holding Corp.	520,822	392,463
85,326	Tootsie Roll Industries Inc.	672,201	2,534,182
1,500	Tyson Foods Inc., Cl. A	11,986	96,660
127,100	Yakult Honsha Co. Ltd.	2,961,075	6,400,852
		79,894,604	301,167,067
	Health Care — 5.6%
13,000	Abbott Laboratories.	710,185	1,423,370
22,300	AbbVie Inc.	1,921,832	2,389,445
10,000	Alexion Pharmaceuticals Inc.†	1,120,393	1,562,400
650	Alnylam Pharmaceuticals Inc.†	81,711	84,481
26,500	AmerisourceBergen Corp.	1,422,895	2,590,640
28,500	Amgen Inc.	130,815	6,552,720
6,000	Anthem Inc.	1,683,733	1,926,540
79,000	Bausch Health Cos. Inc.†	1,641,317	1,643,200
36,100	Baxter International Inc.	1,057,562	2,896,664
5,000	Bayer AG, ADR	92,481	74,200
13,000	Becton, Dickinson and Co.	2,206,157	3,252,860
7,600	Biogen Inc.†	53,821	1,860,936
3,500	BioMarin Pharmaceutical Inc.†	284,286	306,915
7,205	Bio-Rad Laboratories Inc., Cl. A†	1,392,619	4,200,083
12,500	BioTelemetry Inc.†	513,525	901,000
5,000	Boston Scientific Corp.†	185,640	179,750
138,750	Bristol-Myers Squibb Co.	4,669,145	8,606,663
15,000	Cardiovascular Systems Inc.†	416,500	656,400
12,000	Chemed Corp.	191,778	6,391,320
20,000	Cigna Corp.	2,663,615	4,163,600
10,400	CONMED Corp.	198,726	1,164,800
10,450	Covetrus Inc.†	71,338	300,333
17,500	DaVita Inc.†	1,006,874	2,054,500
114,800	Demant A/S†	1,069,288	4,533,662
10,000	DENTSPLY SIRONA Inc.	360,193	523,600
12,300	Elanco Animal Health Inc.†	364,856	377,241
140,000	Evolent Health Inc., Cl. A†	1,855,445	2,244,200
10,000	Gerresheimer AG	638,378	1,071,998
16,850	HCA Healthcare Inc.	1,150,782	2,771,151
71,300	Henry Schein Inc.†	1,406,811	4,767,118

See accompanying notes to financial statements.

The Gabelli Asset Fund Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued) Health Care (Continued)
2,500	ICU Medical Inc.†	$487,145	$536,225
825	Illumina Inc.†	248,203	305,250
27,000	Indivior plc†	16,699	40,172
22,000	Integer Holdings Corp.†	1,347,554	1,786,180
38,550	Johnson & Johnson	2,347,226	6,066,999
11,000	Laboratory Corp. of America
	Holdings†	1,753,786	2,239,050
10,000	McKesson Corp	896,751	1,739,200
29,200	Medtronic plc	2,351,906	3,420,488
69,450	Merck & Co. Inc	2,375,078	5,681,010
90,000	Option Care Health Inc.†	725,035	1,407,600
27,322	Orthofix Medical Inc.†	903,441	1,174,300
22,500	Perrigo Co. plc	1,280,433	1,006,200
35,000	PetIQ Inc.†	994,032	1,345,750
15,300	Quidel Corp.†	185,844	2,748,645
545	Regeneron Pharmaceuticals Inc.†	94,828	263,295
45,000	Roche Holding AG, ADR	832,393	1,972,800
3,600	Sanofi, ADR	181,177	174,924
6,900	Stryker Corp.	321,481	1,690,776
65,442	Takeda Pharmaceutical Co. Ltd., ADR	1,265,648	1,191,044
20,000	Tenet Healthcare Corp.†	402,250	798,600
4,000	The Cooper Companies Inc	941,320	1,453,280
5,000	Trillium Therapeutics Inc.†	84,512	73,550
5,000	UnitedHealth Group Inc.	285,381	1,753,400
40,000	Viatris Inc.†	615,600	749,600
36,750	Zimmer Biomet Holdings Inc.	3,340,863	5,662,807
7,000	Zoetis Inc.	304,922	1,158,500
		55,146,209	117,911,435

	Hotels and Gaming — 1.2%
10,950	Accor SA†	299,312	395,961
9,350	Churchill Downs Inc.	101,224	1,821,287
350,000	Genting Singapore Ltd.	367,220	225,106
12,500	Hyatt Hotels Corp., Cl. A	405,799	928,125
1,100	Las Vegas Sands Corp	993	65,560
4,194,100	Mandarin Oriental International Ltd.†	7,050,814	7,129,970
252,600	MGM Resorts International	2,587,161	7,959,426
15,000	Red Rock Resorts Inc., Cl. A	224,354	375,600
20,674	Ryman Hospitality Properties Inc., REIT	352,403	1,400,870
1,940,700	The Hongkong & Shanghai Hotels Ltd	2,615,032	1,727,303
21,000	Universal Entertainment Corp†	107,194	484,044
3,500	Wyndham Destinations Inc.	37,992	157,010
3,750	Wyndham Hotels & Resorts Inc.	47,858	222,900
9,325	Wynn Resorts Ltd.	597,397	1,052,140
		14,794,753	23,945,302
Shares		Cost	Market Value
	Machinery — 5.6%
110,750	Caterpillar Inc.	$725,626	$20,158,715
1,438,200	CNH Industrial NV†	11,219,088	18,466,488
121,550	CNH Industrial NV, Borsa ltaliana†	984,581	1,533,175
189,550	Deere & Co.	1,330,487	50,998,427
26,300	Mueller Water Products Inc., Cl. A.	153,765	325,594
89,950	Welbilt Inc.†	166,031	1,187,340
235,800	Xylem Inc.	1,882,964	24,002,082
		16,462,542	116,671,821

	Manufactured Housing and Recreational Vehicles — 0.3%
28,900	Cavco Industries Inc.†	544,337	5,070,505
1,125	Nobility Homes Inc.	6,706	27,984
28,850	Skyline Champion Corp.†	148,413	892,619
		699,456	5,991,108

	Metals and Mining — 3.1%
49,850	Agnico Eagle Mines Ltd.	1,581,192	3,514,923
147,400	Barrick Gold Corp.	1,374,347	3,357,772
10,000	Cleveland-Cliffs Inc.	62,468	145,600
71,100	Franco-Nevada Corp.	2,405,914	8,910,963
129,550	Freeport-McMoRan Inc.	1,389,058	3,370,891
8,500	Glencore plc†	18,870	27,083
28,000	Kinross Gold Corp.	114,918	205,520
15,000	MP Materials Corp.†	202,909	482,550
495,000	Newmont Corp.	9,559,449	29,645,550
105,150	Royal Gold Inc.	4,457,882	11,183,754
79,750	Wheaton Precious Metals Corp.	1,519,230	3,328,765
		22,686,237	64,173,371

	Publishing — 1.6%
12,000	Meredith Corp	243,443	230,400
104,200	News Corp., Cl. A	514,337	1,872,474
86,400	S&P Global Inc.	1,490,584	28,402,272
158,950	The E.W. Scripps Co., Cl. A	1,651,946	2,430,345
		3,900,310	32,935,491

	Real Estate — 0.9%
23,925	Brookfield Asset Management Inc., Cl. A	278,725	987,385
8,500	Host Hotels & Resorts Inc., REIT	169,561	124,355
103,800	Indus Realty Trust Inc.†	1,503,462	6,487,500
200,000	The St. Joe Co.	1,464,277	8,490,000
71,700	Weyerhaeuser Co., REIT	1,463,500	2,404,101
		4,879,525	18,493,341

	Retail — 1.8%
7,800	Advance Auto Parts Inc.	1,072,510	1,228,578
69,650	AutoNation Inc.†	850,976	4,860,873
1,100	AutoZone Inc.	1,121,978	1,303,984
14,000	CarMax Inc.†	983,981	1,322,440
34,500	Costco Wholesale Corp.	1,695,675	12,998,910
120,800	CVS Health Corp.	3,883,205	8,250,640
1,850	Dollar Tree Inc.†	175,682	199,874

See accompanying notes to financial statements.

The Gabelli Asset Fund Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued) Retail (Continued)
1,250	Lowe’s Companies Inc.	$136,498	$200,637
12,000	Rush Enterprises Inc., Cl. B	181,967	454,680
10,375	The Aaron’s Co. Inc.†	3,599	196,710
12,550	The Home Depot Inc.	388,517	3,333,531
115,950	The Kroger Co.	350,822	3,682,572
10,000	Walgreens Boots Alliance Inc.	436,452	398,800
		11,281,862	38,432,229
	Specialty Chemicals — 1.4%
1,250	Air Products and Chemicals Inc.	345,078	341,525
15,000	Ashland Global Holdings Inc.	437,483	1,188,000
400	Covestro AG	24,720	24,668
177,000	DuPont de Nemours Inc	9,232,306	12,586,470
308,800	Ferro Corp.†	1,288,085	4,517,744
54,000	H.B. Fuller Co.	517,781	2,801,520
33,000	International Flavors & Fragrances Inc.	1,448,145	3,591,720
47,100	Sensient Technologies Corp.	767,726	3,474,567
500	SGL Carbon SE†	4,507	2,196
		14,065,831	28,528,410
	Telecommunications — 1.4%
10,400	AT&T Inc.	385,606	299,104
158,250	Deutsche Telekom AG, ADR	2,381,236	2,891,227
14,000	Hellenic Telecommunications
	Organization SA	82,085	225,419
23,400	Hellenic Telecommunications
	Organization SA, ADR	93,977	186,030
120,700	Loral Space & Communications Inc.	3,977,974	2,533,493
5,600	Orange SA, ADR	59,112	66,416
13,700	SoftBank Group Corp., ADR	304,248	529,642
2,676,400	Telecom Italia SpA	1,429,283	1,233,956
122,700	Telecom Italia SpA, ADR	854,279	560,739
37,400	Telefonica Brasil SA, ADR	328,172	330,990
205,946	Telefonica SA, ADR	1,685,430	832,022
836,350	Telephone and Data Systems Inc.	16,656,669	15,531,019
217,550	Telesites SAB de CV†	144,919	235,047
18,700	TIM SA, ADR	136,557	260,304
88,250	VEON Ltd., ADR	326,615	133,257
66,850	Verizon Communications Inc.	1,960,280	3,927,437
		30,806,442	29,776,102
	Transportation — 1.0%
249,550	GATX Corp	6,062,186	20,757,569
3,700	Kansas City Southern	6,765	755,281
750	Union Pacific Corp	139,690	156,165
		6,208,641	21,669,015
Shares		Cost	Market Value
	Wireless Communications — 0.2%
103,750	America Movil SAB de CV, Cl. L,ADR	$314,555	$1,508,525
18,385	T-Mobile US Inc.†	551,623	2,479,217
35,750	United States Cellular Corp.†	1,348,228	1,097,167
		2,214,406	5,084,909
	TOTAL COMMON STOCKS	556,030,582	2,114,048,531
	CLOSED-END FUNDS — 0.1%
2,000	Altaba Inc., Escrow†	0	29,100
10,700	Royce Global Value Trust Inc.	93,090	142,952
81,700	Royce Value Trust Inc.	992,513	1,318,638
		1,085,603	1,490,690
	TOTAL CLOSED-END FUNDS	1,085,603	1,490,690
	MANDATORY CONVERTIBLE SECURITIES (a)— 0.0%
	Diversified Industrial — 0.0%
15,000	Avantor Inc., Ser. A
	6.250%, 05/15/22	904,762	1,333,650
	PREFERRED STOCKS — 0.1%
	Consumer Services — 0.1%
18,000	Qurate Retail Inc., 8.000%, 03/15/31	1,382,034	1,782,000
	Electronics — 0.0%
95	WESCO International Inc., Ser. A, 10.625%	2,518	2,969
	Health Care — 0.0%
31,580	The Phoenix Companies Inc., 7.450%, 01/15/32	674,937	463,358
	TOTAL PREFERRED STOCKS WARRANTS — 0.0%	2,059,489	2,248,327
	Energy and Utilities — 0.0%
1,694	Weatherford International plc,expire 12/13/23†	0	300
	TOTAL INVESTMENTS — 101.4%	$560,080,436	2,119,121,498
	Other Assets and Liabilities
	(Net) — (1.4%)		(30,109,096)
	NET ASSETS — 100.0%		$2,089,012,402

(a)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments, at value (cost $560,080,436)	$2,119,121,498
Foreign currency, at value (cost $6,396)	6,411
Cash	15,974
Receivable for investments sold	2,875,286
Receivable for Fund shares sold	749,309
Dividends and interest receivable	2,292,935
Prepaid expenses	78,739
Total Assets	2,125,140,152
Liabilities:
Line of credit payable	31,446,000
Payable for investments purchased	215,412
Payable for Fund shares redeemed	1,734,709
Payable for investment advisory fees	1,766,966
Payable for distribution fees	352,093
Payable for accounting fees	3,750
Other accrued expenses	608,820
Total Liabilities	36,127,750
Net Assets
(applicable to 38,739,820 shares outstanding)	$2,089,012,402
Net Assets Consist of:
Paid-in capital	$541,806,920
Total distributable earnings	1,547,205,482
Net Assets	$2,089,012,402
Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,544,305,284 ÷ 28,570,073 shares outstanding)	$54.05
Class A:
Net Asset Value and redemption price per share ($36,655,986 ÷ 687,992 shares outstanding)	$53.28
Maximum offering price per share (NAV ÷0.9425, based on maximum sales charge of 5.75% of the offering price)	$56.53
Class C:
Net Asset Value and offering price per share ($20,863,112 ÷ 439,731 shares outstanding)	$47.45	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($487,188,020 ÷ 9,042,024 shares outstanding)	$53.88

(a)       Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $743,965)	$31,087,524
Interest	1,539
Total Income	31,089,063
Expenses:
Investment advisory fees	19,260,169
Distribution fees - Class AAA	3,559,735
Distribution fees - Class A	81,188
Distribution fees - Class C	232,921
Shareholder services fees	1,059,405
Custodian fees	276,747
Shareholder communications expenses	209,903
Trustees’ fees	163,000
Interest expense	116,379
Registration expenses	76,353
Legal and audit fees	56,234
Accounting fees	45,000
Miscellaneous expenses	120,383
Total Expenses	25,257,417
Less:
Expenses paid indirectly by broker (See Note 6)	(18,314)
Net Expenses	25,239,103
Net Investment Income	5,849,960
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	257,119,348
Net realized gain on foreign currency transactions	19,500
Net realized gain on investments and foreign currency transactions	257,138,848
Net change in unrealized appreciation:on investments	(81,709,182)
on foreign currency translations	31,748
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(81,677,434)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	175,461,414
Net Increase in Net Assets Resulting from Operations	$181,311,374

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$5,849,960	$10,062,501
Net realized gain on investments and foreign currency transactions	257,138,848	216,732,892
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(81,677,434)	229,957,875
Net Increase in Net Assets Resulting from Operations	181,311,374	456,753,268
Distributions to Shareholders:
Accumulated earnings
Class AAA	(181,930,760)	(154,956,402)
Class A	(4,312,572)	(3,633,709)
Class C	(2,689,933)	(3,155,731)
Class I	(58,689,666)	(48,882,746)
Total Distributions to Shareholders	(247,622,931)	(210,628,588)

Shares of Beneficial Interest Transactions:
Class AAA	(82,621,896)	(71,248,536)
Class A	(641,352)	5,767,231
Class C	(9,719,978)	(12,529,735)
Class I	(11,327,036)	(43,040,525)
Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(104,310,262)	(121,051,565)
Redemption Fees	241	909
Net Increase/(Decrease) in Net Assets	(170,621,578)	125,074,024
Net Assets:
Beginning of year	2,259,633,980	2,134,559,956
End of year	$2,089,012,402	$2,259,633,980

See accompanying notes to financial statements.

The Gabelli Asset Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2020	$ 55.02	$ 0.13	$ 5.99	$ 6.12	$ (0.17)	$ (6.92)	$ (7.09)	$ 0.00	$ 54.05	11.2%	$ 1,544,305	0.25%	1.36%	4%
2019	49.44	0.22	10.88	11.10	(0.23)	(5.29)	(5.52)	0.00	55.02	22.4	1,674,315	0.40	1.36	4
2018	58.97	0.19	(4.77)	(4.58)	(0.17)	(4.78)	(4.95)	0.00	49.44	(7.7)	1,566,040	0.32	1.35	2
2017	53.33	0.09	10.67	10.76	(0.09)	(5.03)	(5.12)	0.00	58.97	20.2	1,973,845	0.15	1.35	2
2016	54.10	0.33	5.96	6.29	(0.42)	(6.64)	(7.06)	0.00	53.33	11.6	1,966,374	0.59	1.36	3
Class A
2020	$ 54.33	$ 0.13	$ 5.91	$ 6.04	$ (0.17)	$ (6.92)	$ (7.09)	$ 0.00	$ 53.28	11.2%	$ 36,656	0.25%	1.36%	4%
2019	48.88	0.22	10.76	10.98	(0.24)	(5.29)	(5.53)	0.00	54.33	22.4	38,598	0.41	1.36	4
2018	58.36	0.19	(4.72)	(4.53)	(0.17)	(4.78)	(4.95)	0.00	48.88	(7.7)	29,477	0.32	1.35	2
2017	52.80	0.09	10.57	10.66	(0.07)	(5.03)	(5.10)	0.00	58.36	20.2	39,598	0.15	1.35	2
2016	53.62	0.33	5.90	6.23	(0.41)	(6.64)	(7.05)	0.00	52.80	11.6	56,913	0.59	1.36	3
Class C
2020	$ 49.30	$ (0.23)	$ 5.30	$ 5.07	—	$ (6.92)	$ (6.92)	$ 0.00	$ 47.45	10.4%	$ 20,863	(0.50)%	2.11%	4%
2019	44.91	(0.19)	9.87	9.68	—	(5.29)	(5.29)	0.00	49.30	21.5	32,334	(0.37)	2.11	4
2018	54.28	(0.23)	(4.36)	(4.59)	—	(4.78)	(4.78)	0.00	44.91	(8.4)	40,549	(0.43)	2.10	2
2017	49.72	(0.32)	9.91	9.59	—	(5.03)	(5.03)	0.00	54.28	19.3	63,821	(0.59)	2.10	2
2016	50.87	(0.08)	5.57	5.49	—	(6.64)	(6.64)	0.00	49.72	10.8	72,850	(0.16)	2.11	3
Class I
2020	$ 54.86	$ 0.26	$ 5.98	$ 6.24	$ (0.30)	$ (6.92)	$ (7.22)	$ 0.00	$ 53.88	11.5%	$ 487,188	0.51%	1.11%	4%
2019	49.30	0.36	10.87	11.23	(0.38)	(5.29)	(5.67)	0.00	54.86	22.8	514,387	0.65	1.11	4
2018	58.85	0.34	(4.78)	(4.44)	(0.33)	(4.78)	(5.11)	0.00	49.30	(7.5)	498,494	0.57	1.10	2
2017	53.22	0.23	10.68	10.91	(0.25)	(5.03)	(5.28)	0.00	58.85	20.5	587,964	0.40	1.10	2
2016	54.01	0.47	5.95	6.42	(0.57)	(6.64)	(7.21)	0.00	53.22	11.8	494,078	0.84	1.11	3

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(d)	The Fund incurred interest expense. For the year ended December 31, 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.35% (Class AAA and Class A), 2.10% (Class C), and 1.10% (Class I). For all remaining years, there was no impact to the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund
Notes to Financial Statements

1. Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust and commenced investment operations on March 3, 1986. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is growth of capital. The Fund’s secondary goal is to provide current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Manufactured Housing and Recreational Vehicles	$5,963,124	$27,984	$5,991,108
Other Industries (a)	2,108,057,423	—	2,108,057,423
Total Common Stocks	2,114,020,547	27,984	2,114,048,531
Closed End Funds	1,461,590	29,100	1,490,690
Mandatory Convertible Securities (a)	1,333,650	—	1,333,650
Preferred Stocks (a)	1,784,969	463,358	2,248,327
Warrants (a)	300	—	300
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,118,601,056	$520,442	$2,119,121,498

(a)       Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2020, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2020, the Fund did not hold restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization and prior year long term capital gain reversal on real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to increase paid-in capital by $21,010,992, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:*
Ordinary income (inclusive of short term
capital gains)	$7,459,935	$11,858,696
Net long term capital gains	261,247,390	214,565,061
Total distributions paid	$268,707,325	$226,423,757

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$1,547,205,482
Total	$1,547,205,482

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments considered passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$571,951,814	$1,571,238,209	$(24,068,525)	$1,547,169,684

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. The Chairman of the Nominating Committee receives $1,000 annually. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government Obligations, aggregated $81,692,349 and $452,852,395, respectively.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Fund paid $70,157 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $15,314 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed broker arrangement during this period was $18,314.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

During the year ended December 31, 2020, the Fund engaged in a sale transaction with a fund that has a common investment adviser. This transaction complied with Rule 17a-7 under the Act and amounted to $2,644,350.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2020, there was $31,446,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2020 was $2,264,590 with a weighted average interest rate of 2.35%. The maximum amount borrowed at any time during the year ended December 31, 2020 was $51,068,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	564,263	$28,806,578	317,404	$17,770,634
Shares issued upon reinvestment of distributions	3,200,279	171,599,572	2,644,781	145,862,574
Shares redeemed	(5,622,830)	(283,028,046)	(4,211,436)	(234,881,744)
Net decrease	(1,858,288)	$(82,621,896)	(1,249,251)	$(71,248,536)
Class A
Shares sold	109,888	$5,605,175	209,830	$11,532,120
Shares issued upon reinvestment of distributions	75,166	3,973,309	62,163	3,384,787
Shares redeemed	(207,462)	(10,219,836)	(164,645)	(9,149,676)
Net increase/(decrease)	(22,408)	$(641,352)	107,348	$5,767,231
Class C
Shares sold	34,147	$1,669,863	29,023	$1,441,310
Shares issued upon reinvestment of distributions	56,493	2,659,118	58,314	2,881,276
Shares redeemed	(306,784)	(14,048,959)	(334,455)	(16,852,321)
Net decrease	(216,144)	$(9,719,978)	(247,118)	$(12,529,735)
Class I
Shares sold	738,220	$38,473,892	497,852	$27,687,917
Shares issued upon reinvestment of distributions	1,002,141	53,564,426	811,078	44,591,327
Shares redeemed	(2,075,247)	(103,365,354)	(2,044,126)	(115,319,769)
Net decrease	(334,886)	$(11,327,036)	(735,196)	$(43,040,525)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Gabelli Asset Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Asset Fund (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Asset Fund
Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Trustee	During Past Five Years	Held by Trustee[3]

INTERESTED
TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 78	Since 1986	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee Age: 76	Since 1999	12	Former Senior Vice President of G.research, LLC	—

INDEPENDENT
TRUSTEES[5]:

Anthony J. Colavita[6] Trustee Age: 85	Since 1989	20	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 82	Since 1992	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Kuni Nakamura Trustee Age: 52	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Werner J. Roeder Trustee Age: 80	Since 2001	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[7] Trustee Age: 86	1986-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[6,8] Trustee Age: 75	1986-1996 2000-present	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018).

The Gabelli Asset Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 69	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC(January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be under common control with the Adviser.

[7]	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[8]	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

THE GABELLI ASSET FUND

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2020, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.1679, $0.1730, $0.0017, and $0.3066, per share for Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $261,247,390, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2020 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2020. There were no U.S. Government securities held as of December 31, 2020. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI ASSET FUND
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Mr. Sponheimer was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Mr. Sponheimer graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and is a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA in Political Science from The State University of New York at Binghamton and attended the Leonard N. Stern School of Business, New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ASSET FUND
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment

Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q420AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,440 for 2019 and $41,249 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,250 for 2019 and $4,335 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The Gabelli Asset Fund

By (Signature and Title)*  /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

By (Signature and Title)*   /s/ John C. Ball

John C. Ball, Principal Financial Officer and Treasurer

Date                                 March 8, 2021

* Print the name and title of each signing officer under his or her signature.